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Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Michael Gorin, Chief Financial Officer, certify that:

    The Form 10-K of Aeroflex Incorporated for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated for the periods presented.

/s/ MICHAEL GORIN
Name: Michael Gorin
Date: September 13, 2004

        A signed original of this written statement required by Section 906 has been provided to Aeroflex Incorporated and will be retained by Aeroflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2